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                                                                   EXHIBIT 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 16, 1996, included in Northern Trust Corporation's Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.



                                       ARTHUR ANDERSEN LLP


Chicago, Illinois,

January 3, 1997